UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12
BLUE OCEAN ACQUISITION CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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BLUE OCEAN ACQUISITION CORP
2 Wisconsin Circle
7th Floor
Chevy Chase, MD 20815
(240) 235-5049

NOTICE OF EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JUNE 2, 2023
To the Shareholders of Blue Ocean Acquisition Corp:
You are cordially invited to attend the extraordinary general meeting (the “extraordinary general meeting”) of Blue Ocean Acquisition Corp (the “Company”) to be held at the offices of Sidley Austin LLP located at 787 7th Avenue, New York, NY 10019 at 11:00 a.m., Eastern time, on June 2, 2023.
The sole purpose of the extraordinary general meeting is to consider and vote upon the following proposals:
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Proposal 1—The Extension Amendment Proposal – a proposal to amend, by way of special resolution, the amended articles of association in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment,” and such proposal, the “Extension Amendment Proposal”) to: (a) extend (the “extension”) the date by which the Company must: (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (an “initial business combination”); (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), included as part of the units sold in the Company’s initial public offering that was consummated on December 7, 2021 (the “IPO”) from June 7, 2023 (the “Termination Date”) to June 7, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to 12 times by an additional one month each time, unless the closing of the Company’s initial business combination has occurred (such applicable later date, the “Extended Date”), provided that (1) Blue Ocean Sponsor LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account established in connection with the IPO (the “trust account”) for each such one-month extension (the “Extension Payment”) the lesser of (x) an aggregate of $60,000 or (y) $0.035 per public share that remains outstanding and is not redeemed prior to any such one-month extension, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination and (2) the procedures relating to any such extension, as set forth in the Investment Management Trust Agreement, dated as of December 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, has been complied with; and (b) cancel the automatic three-month extension period in the amended articles of association to which the Company was entitled upon entering into a definitive agreement with respect to an initial business combination within the 18-month period from the consummation of the IPO;

•
Proposal 2—The Founder Share Amendment Proposal – a proposal to amend, by way of special resolution, the amended articles of association in the form set forth in Annex B to the accompanying proxy statement (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”) to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder; and

•
Proposal 3—The Adjournment Proposal – a proposal to approve, by way of ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or where the board of directors of the Company (the “Board”) has determined it is otherwise necessary (the “Adjournment Proposal”), which will only be presented at the extraordinary general meeting if there are not sufficient votes to approve, or otherwise in connection with, the Extension Amendment Proposal or the Founder Share Amendment Proposal and (ii) if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.
Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Under the amended articles of association, no other business may be transacted at the extraordinary general meeting. The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination and provide us with additional flexibility to extend on a month-to-month basis as opposed to three-month extension periods (as contemplated in our existing charter). While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the extension. Without the extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.
The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Founder Share Amendment Proposal.
In connection with the Extension Amendment Proposal and the Founder Share Amendment Proposal, holders of shares of our Class A ordinary shares included as part of the units sold in the IPO (“public shares,” and such holders, “public shareholders”) may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares (the “election”), regardless of whether such public shareholders vote on the Extension Amendment Proposal or the Founder Share Amendment Proposal. In addition, we will not proceed with the extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved by the requisite vote of shareholders and the extension is implemented, the remaining holders of public shares will retain their right to redeem their public shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in the amended articles of association as amended by the Extension Amendment. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.
Based upon the amount in the trust account as of the record date (as defined below), the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $10.50 at the time of the extraordinary general meeting. The closing price of the Company’s Class A ordinary shares on May 4, 2023 was $10.48. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If the Extension Amendment Proposal is approved and the extension is implemented, the Company, pursuant to the terms of the Trust Agreement, will: (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares; and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The remainder of such funds will remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Public shareholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved. The removal of the withdrawal amount in connection with the election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $199 million that was in the trust account as of the record date (as defined below) (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended articles of association, or if the Extension Amendment Proposal is approved and the extension is implemented but we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares, including the Sponsor, Apollo SPAC Fund I, L.P., a fund managed by affiliates of Apollo Global Management, Inc (“Apollo”) and certain of the Company’s directors and officers, will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares. As a consequence, the trust distribution will be made only with respect to the public shares. Additionally, certain of the Company’s directors and officers have beneficial interests in the Sponsor.
Approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.
We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment, in which case we will liquidate and dissolve in accordance with the amended articles of association if we do not complete an initial business combination by the Termination Date (as may be extended in accordance with the amended articles of association).
The Board has fixed the close of business on May 4, 2023 as the date for determining the Company shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Adjournment Proposal and the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares.
May 16, 2023	By Order of the Board of Directors

/s/ Marcus Brauchli
Marcus Brauchli Chairman
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting. If you are a shareholder of record, you may also cast your vote online or in person at the extraordinary general meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online or in person at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the extraordinary general meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the extraordinary general meeting.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY BY 5:00 P.M., EASTERN TIME, ON MAY 31, 2023 (TWO BUSINESS DAYS PRIOR TO THE SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING). IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Important Notice Regarding the Availability of Proxy Materials for the extraordinary general meeting of Shareholders to be held on June 2, 2023: This notice of meeting and the accompanying proxy statement are available at https://cstproxy.com/boacquisition/2023.

BLUE OCEAN ACQUISITION CORP
2 Wisconsin Circle,
7th Floor
Chevy Chase, MD 20815
(240) 235-5049
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JUNE 2, 2023
PROXY STATEMENT
The extraordinary general meeting (the “extraordinary general meeting”) of Blue Ocean Acquisition Corp (the “Company,” “we,” “us” or “our”) will be held at the offices of Sidley Austin LLP located at 787 7th Avenue, New York, NY 10019 at 11:00 a.m., Eastern time, on June 2, 2023. The extraordinary general meeting will be held for the sole purpose of considering and voting upon the following proposals:
•
Proposal 1—The Extension Amendment Proposal – a proposal to amend, by way of special resolution, the amended articles of association in the form set forth in Annex A to this proxy statement (the “Extension Amendment,” and such proposal, the “Extension Amendment Proposal”) to: (a) extend (the “extension”) the date by which the Company must: (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (an “initial business combination”); (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), included as part of the units sold in the Company’s initial public offering that was consummated on December 7, 2021 (the “IPO”) from June 7, 2023 (the “Termination Date”) to June 7, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to 12 times by an additional one month each time, unless the closing of the Company’s initial business combination has (such applicable later date, the “Extended Date”), provided that (1) Blue Ocean Sponsor LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account established in connection with the IPO (the “trust account”) for each such one-month extension (the “Extension Payment”) the lesser of (x) an aggregate of $60,000 or (y) $0.035 per public share that remains outstanding and is not redeemed prior to any such one-month extension, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination and (2) the procedures relating to any such extension, as set forth in the Investment Management Trust Agreement, dated as of December 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, has been complied with; and (b) cancel the automatic three-month extension period in the amended articles of association to which the Company was entitled upon entering into a definitive agreement with respect to an initial business combination within the 18-month period from the consummation of the IPO;

•
Proposal 2—The Founder Share Amendment Proposal – a proposal to amend, by way of special resolution, the amended articles of association in the form set forth in Annex B to this proxy statement (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”) to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder; and

•
Proposal 3—The Adjournment Proposal – a proposal to approve, by way of ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or where the board of directors of the Company (the “Board”) has determined it is otherwise necessary (the “Adjournment Proposal”), which will only be presented at the extraordinary general meeting if there are not sufficient votes to approve, or otherwise in connection with, the Extension Amendment Proposal or the Founder Share Amendment Proposal and (ii) if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination and provide us with additional flexibility to extend on a month-to-month basis as opposed to three month extension periods (as contemplated in our existing charter). While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the extension. Without the extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.
The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Founder Share Amendment Proposal.
In connection with the Extension Amendment Proposal and the Founder Share Amendment Proposal, holders of shares of our Class A ordinary shares included as part of the units sold in the IPO (“public shares,” and such holders, “public shareholders”) may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, regardless of whether such public shareholders vote on the Extension Amendment Proposal or the Founder Share Amendment Proposal (the “election”). In addition, we will not proceed with the extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY BY 5:00 P.M., EASTERN TIME, ON MAY 31, 2023 (TWO BUSINESS DAYS PRIOR TO THE SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING). IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
If the Extension Amendment Proposal is approved by the requisite vote of shareholders and the extension is implemented, the remaining holders of public shares will retain their right to redeem their public shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in the amended articles of association as amended by the Extension Amendment. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.
Based upon the amount in the trust account as of the record date (as defined below), the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately

$10.50 at the time of the extraordinary general meeting. The closing price of the Company’s Class A ordinary shares on May 4, 2023 was $10.48. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If the Extension Amendment Proposal is approved and the extension is implemented, the Company, pursuant to the terms of the Trust Agreement, will: (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares; and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The remainder of such funds will remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Public shareholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved. The removal of the withdrawal amount in connection with the election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $199 million that was in the trust account as of the record date (as defined below) (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.
If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us up to a maximum of $720,000 for a total of 12 one-month extensions until June 7, 2024 (the “Extension Loan”), unless the closing of the Company’s initial business combination shall have occurred, which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will not bear interest and will be repayable upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and, unless the Company can complete an initial business combination by the Termination Date (as may be extended in accordance with the amended articles of association), we will liquidate and dissolve in accordance with our charter.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended articles of association, or if the Extension Amendment Proposal is approved and the extension is implemented but we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares, including the Sponsor, Apollo SPAC Fund I, L.P., a fund managed by affiliates of Apollo Global Management, Inc (“Apollo”) and certain of the Company’s directors and officers, will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares. As a consequence, the trust distribution will be made only with respect to the public shares. Additionally, certain of the Company’s directors and officers have beneficial interests in the Sponsor.
Approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.
We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal, in which case we will liquidate and dissolve in accordance with the amended articles of association if we do not complete an initial business combination by the Termination Date (as may be extended in accordance with the amended articles of association).
If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the trust account to below: (i) $10.20 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the amount in the trust account as of the record date, we anticipate that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $10.50. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.20, plus interest, due to unforeseen claims of creditors.
Under Cayman Islands law, we must, in connection with our liquidation, provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our shareholders. If we are forced to enter an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some, or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our Company to claims, by paying public shareholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable to a fine and imprisonment in the Cayman Islands.
The Board has fixed the close of business on May 4, 2023 (the “record date”), as the date for determining the Company shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof. On the record date of the extraordinary general meeting, there were 18,975,000 Class A ordinary shares and 4,743,750 Class B ordinary shares outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal.
This proxy statement contains important information about the extraordinary general meeting and the proposals. Please read it carefully and vote your shares.
This proxy statement is dated May 16, 2023 and is first being mailed to shareholders on or about May 17, 2023.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the extraordinary general meeting to be held on June 2, 2023 at 11:00 a.m., Eastern time, at the offices of Sidley Austin LLP located at 787 7th Avenue, New York NY 10019. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the extraordinary general meeting.

We are a blank check company incorporated as a Cayman Islands exempted company whose business purpose is to affect an initial business combination. On December 7, 2021, we consummated the IPO of 16,500,000 units, and on December 9, 2021, we issued an additional 2,475,000 units in connection with the underwriter’s exercise of its option to purchase additional units. A total of approximately $193,545,000 of the proceeds from the IPO, including the exercise of the underwriters’ option to purchase additional units and the simultaneous private placement of the private placement warrants, was placed in the trust account. Like most blank check companies, the amended articles of association provides for the return of the IPO proceeds held in trust to the public shareholders if there is no qualifying business combination consummated on or before a certain date (the Termination Date). The Board believes that it is in the best interests of the Company to continue our existence until the Extended Date, if necessary, in order to allow us more time to complete an initial business combination and therefore is holding this extraordinary general meeting.

We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

What is being voted on?
You are being asked to vote on:

 • a proposal to amend the amended articles of association to extend the date by which we have to complete an initial business combination from the Termination Date to the Extended Date, by electing to extend the date to consummate an initial business combination on a monthly basis for up to 12 times by an additional one-month each time, unless the closing of an initial business combination has occurred; provided that the Sponsor (or its affiliates or permitted designees) will deposit the Extension Payment into the trust account for each such one-month extension period;

 • a proposal to amend the amended articles of association to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of Class B ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing an initial business combination at the election of the holder; and

 • a proposal to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Founder Share Amendment Proposal or if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date that we have to complete an initial business combination. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination. We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal, in which case we will liquidate and dissolve in accordance with the amended articles of association if we do not complete an initial business combination by the Termination Date (as may be extended in accordance with the amended articles of association).

The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Will the Extension Amendment interfere with the Company’s automatic extension rights under the amended articles of association?
Yes. If the Extension Amendment is approved and implemented, we will no longer receive an automatic three-month extension in accordance with the amended articles of association upon entering into a definitive agreement with respect to an initial business combination.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?
The amended articles of association provides that we have until the Termination Date to complete an initial business combination. The Board has determined that it is in the best interests of the Company to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the extension. Without the extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination. We believe that given our expenditure of time, effort and money on finding a potential initial business combination, circumstances warrant providing our shareholders an opportunity to consider an initial business combination.

Accordingly, the Board is proposing the Extension Amendment Proposal to amend the amended articles of association in the form set forth in Annex A hereto to: extend the date by which we must (i) consummate an initial business combination; (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the public shares from the Termination Date to the Extended Date, by electing to extend the date to consummate an initial business combination on a monthly basis for up to 12 times by an additional one month each time, unless the closing of an initial business combination has occurred; provided that the Sponsor (or its affiliates or permitted designees) will deposit the Extension Payment into the trust account in accordance with the Trust Agreement for each such one-month extension, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination.

If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the extraordinary general meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Why should I vote in favor of the Extension Amendment Proposal?
The Board believes shareholders will benefit from the consummation of an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which we have to complete an initial business combination until the Extended Date. The extension would give us additional time to complete an initial business combination.

The Board believes that it is in the best interests of the Company that the extension be obtained to provide additional amount of time to consummate an initial business combination. Without the extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

Why should I vote in favor of the Founder Share Amendment Proposal?
The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.

Why should I vote in favor of the Adjournment Proposal?
If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Founder Share Amendment Proposal.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal?
Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal, if presented, are in the best interests of the Company. The Board recommends that our shareholders vote “FOR” each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal.

When would the Board abandon the Extension Amendment Proposal?
We intend to hold the extraordinary general meeting to approve the Extension Amendment and only if the Board has determined as of the time of the extraordinary general meeting that we may not be able to complete an initial business combination on or before the Termination Date. If we complete an initial business combination on or before the Termination Date, we will not propose extension amendment for approval. Additionally, the Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal. In addition, we will not proceed with the extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?
The Sponsor and all of our directors and officers are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Currently, the Sponsor and certain of our directors and officers own approximately 18.7% of our issued and outstanding ordinary shares, including 4,443,750 Class B ordinary shares. The Sponsor and the Company’s directors and officers do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment Proposal.

What vote is required to adopt the proposals?
Approval of the Extension Amendment Proposal and the Founder Share Amendment Proposal each requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

What if I don’t want to vote in favor of the Extension Amendment Proposal or the Founder Share Amendment Proposal?
If you do not want the Extension Amendment Proposal or the Founder Share Amendment proposal to be approved, you must vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal or the Founder Share Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the trust account. If the Extension Amendment Proposal is approved, and the extension is implemented, then the withdrawal amount will be withdrawn from the trust account and paid to the redeeming holders.

Broker non-votes, abstentions or the failure to vote on the Extension Amendment Proposal or the Founder Share Amendment Proposal will have no effect with respect to the approval of the Extension Amendment Proposal or the Founder Share Amendment Proposal.

What happens if the Extension Amendment Proposal is not approved?
The Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended articles of association, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of such net interest to pay dissolution expenses and net of taxes paid or payable), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor, directors and officers will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares or private placement warrants.

If the Extension Amendment Proposal is approved, what happens next?
If the Extension Amendment Proposal is approved, we will continue to attempt to consummate an initial business combination until the Extended Date. Because we have only a limited time to complete an initial business combination, even if we are able to effect the extension, our failure to complete an initial business combination within the requisite time period will require us to liquidate. If we liquidate, our public shareholders may only receive $10.20 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Extension Amendment Proposal is approved:

 • our amended articles of association well be further amended as set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, Class A ordinary shares and public warrants will remain publicly traded;

 • the removal of the withdrawal amount from the trust account will reduce our net asset value and the amount remaining in the trust account and increase the percentage interest of our ordinary shares held by an initial shareholders, directors, officers and their affiliates through their beneficial ownership of Class B ordinary shares and the private placement warrants; and

 • if we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of such net interest to pay dissolution expenses and net of taxes paid or payable), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

If the Extension Amendment Proposal is approved and implemented, the Sponsor (or its affiliates or permitted designees) has agreed to contribute to the Company a loan of up to a maximum of $720,000 for a total of 12 one-month extensions until the Extended Date. The redemption amount per share at the meeting for such initial business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment. Below, as reference, is a table estimating the approximate per-share amount to be paid in connection with each one-month extension period, depending on the percentage of redemptions received in connection with the Extension Amendment. For example, if 50% of the public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $0.006 per share. If 15% of the public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $0.021 per share.
% of Redemptions at Extension	Shares Redeemed at Extension	Shares Remaining at Extension	Extension Contribution per Share per Month
25%	4,743,750	14,231,250	$0.004
40%	7,590,000	11,385,000	$0.005
50%	9,487,500	9,487,500	$0.006
60%	11,385,000	7,590,000	$0.008
75%	14,231,250	4,743,750	$0.013
85%	16,128,750	2,846,250	$0.021

No Extension Payment will occur if the Extension Amendment Proposal is not approved. The Extension Payment will not bear interest and will be repayable by the Company to the Sponsor (or its affiliates or permitted designees) upon consummation of an initial business combination. If the Company decides to not utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the amended articles of association, and the Sponsor’s obligation to make additional contributions will terminate.

We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal, in which case we will liquidate and dissolve in accordance with the amended articles of association if we do not complete an initial business combination by the Termination Date (as may be extended in accordance with the amended articles of association).

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?
If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by the Termination Date (as may be extended in accordance with the amended articles of association), we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of such net interest to pay dissolution expenses and net of taxes paid or payable), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?
If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and will become exercisable 30 days after the completion of an initial business combination, and will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation, provided we have an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

What happens if the Founder Share Amendment Proposal is not approved?
The Board will abandon the Founder Share Amendment if shareholders do not approve the Founder Share Amendment Proposal. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of Class A ordinary shares on the Nasdaq Global Market.

Am I able to vote and exercise my redemption rights in connection with an initial business combination?
If you are a holder of ordinary shares as of the close of business on the record date for a meeting seeking shareholder approval of an initial business combination, you will be able to vote on an initial business combination. The extraordinary general meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your public shares in connection with an initial business combination, subject to any limitations set forth in the amended articles of association (including the requirement to submit any request for redemption in connection with an initial business combination on or before the date that is two business days before the extraordinary general meeting of shareholders to vote on an initial business combination).

How are the funds in the trust account currently being held?
With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC. Regardless of the SPAC Rule Proposals or whether or not we complete an initial business combination within 24 months after the effective date of the registration statement for the IPO (the “IPO Registration Statement”), it is possible that a claim could be made that we have been operating as an unregistered investment company. Even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company.

The amounts held in the trust account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. As of the record date, there was $199,166,610 in investments held in the trust account. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to instruct Continental Stock Transfer & Trust Company, the trustee managing the trust account, with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in a bank deposit account, subject to the terms and conditions of the trust agreement. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. See the section entitled “Risk Factors— If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in a bank deposit account.”

How do I attend the meeting?
The extraordinary general meeting will be held in person at the offices of Sidley Austin LLP located at 787 7th Avenue, New York NY 10019 at 11:00 a.m., Eastern time, on June 2, 2023, where you may vote and submit your questions during the extraordinary general meeting. You may submit your proxy vote via the Internet by following the instructions provided on the proxy card mailed to you or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the extraordinary general meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I change or revoke my vote?
You may change your vote via the Internet, by submitting a later-dated, signed proxy card, so that it is received by us prior to the extraordinary general meeting or by attending the extraordinary general meeting and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the extraordinary general meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the extraordinary general meeting and vote at the extraordinary general meeting or online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions.

Approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, a Company shareholder’s failure to vote by proxy or online will mean their shares are not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Extension Amendment Proposal or the Founder Share Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal or the Founder Share Amendment Proposal.

Approval of each of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, a Company shareholder’s failure to vote by proxy or online will mean their shares not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?
No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. Holders of one-third of our ordinary shares on the record date issued and outstanding and entitled to vote at the extraordinary general meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the extraordinary general meeting. As of the record date for the extraordinary general meeting, 7,827,188 ordinary shares would be required to achieve a quorum.

Who can vote at the extraordinary general meeting?
Only holders of record of our ordinary shares at the close of business on the record date are entitled to have their vote counted at the extraordinary general meeting and any adjournments or postponements thereof. On the record date, 18,975,000 Class A ordinary shares and 4,743,750 Class B ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online or by proxy. Whether or not you plan to attend the extraordinary general meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Sponsor, Apollo and the Company’s directors and officers have in the approval of the proposals?
The Sponsor, Apollo and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 4,743,750 Class B ordinary shares and 9,225,000 private placement warrants, which would expire worthless if an initial business combination is not consummated. See the section entitled “Proposal 1—The Extension Amendment Proposal—Interests of the Sponsor, Apollo and the Company’s Directors and Officers.”

Do I have appraisal or dissent rights if I object to the Extension Amendment Proposal?
Our shareholders do not have appraisal or dissent rights in connection with any of the proposals to be voted on at the extraordinary general meeting under the Companies Act (as revised) of the Cayman Islands.

How do I vote?
If you are a holder of record of our ordinary shares, you may vote online or in person at the extraordinary general meeting or by submitting a proxy for the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the extraordinary general meeting and vote online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my Class A ordinary shares?
If the extension is implemented, each of our public shareholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes paid or payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time, on May 31, 2023 (two business days before the extraordinary general meeting) tender or deliver your share certificates and any other redemption forms physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company One State Street Plaza, 30th Floor New York, NY 10004 Attn: SPAC Redemption Team E-mail: spacredemptions@continentalstock.com

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (the “proxy solicitor”) to assist in the solicitation of proxies for the extraordinary general meeting. We have agreed to pay the proxy solicitor a fee of $30,000, plus associated disbursements. We will also reimburse the proxy solicitor for reasonable out-of-pocket expenses and will indemnify the proxy solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: BOCN.info@investor.morrowsodali.com

You may also contact us at:

Blue Ocean Acquisition Corp
2 Wisconsin Circle
7th Floor
Chevy Chase, MD 20815
Attn: Stuart Karle
Telephone No.: (240) 235-5049

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, an initial business combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•	our ability to effect the extension or complete an initial business combination;
•	the anticipated benefits of an initial business combination;
•	the volatility of the market price and liquidity of our securities; and
•	the use of funds not held in the trust account.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2023 and in the other reports we file with the SEC before making a decision on how to vote your shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the extension will enable us to complete an initial business combination.
Approving the extension involves a number of risks. Even if the extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control.
We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal and the Founder Share Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete an initial business combination.
With respect to the regulation of SPACs, like the Company, on March 30, 2022, the SEC issued the SPAC Rule Proposals relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in a bank deposit account.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the IPO Registration Statement. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
The amounts held in the trust account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. Regardless of the SPAC Rule Proposals or whether or not we complete an initial Business Combination within 24 months after the effective date of the IPO Registration Statement, it is possible that a claim could be made that we have been operating as, and we could be deemed to be, an unregistered investment company. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. If we were to liquidate, our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of an initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.
Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the extraordinary general meeting.
The Sponsor, Apollo and certain members of the Board and our officers may have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of the proposals. These interests include, among other things, Class B ordinary shares held by the Sponsor, Apollo and certain of our directors and officers, which will be worthless (as the Sponsor, Apollo and such directors and officers have waived liquidation rights with respect to such shares), and the private placement warrants held by the Sponsor and Apollo, which will expire worthless if the Extension Amendment Proposal is not approved, and we do not consummate an initial business combination within the applicable time limits set forth in the amended articles of association. Furthermore, certain of the Company’s directors and officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the trust account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. The personal and financial interests of the Sponsor, Apollo and the directors and officers may have influenced their motivation in consummating an initial business combination in order to close an initial business combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the extraordinary general meeting.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should also read the section entitled “Proposal 1—The Extension Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers.”
We have incurred and expect to incur significant costs associated with an initial business combination. Whether or not an initial business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.
We expect to incur significant transaction and transition costs associated with an initial business combination and operating as a public company following the closing of an initial business combination. We may also incur additional costs to retain key employees. Even if an initial business combination is not completed, we expect to incur approximately $1.8 million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.
A 1% U.S. federal excise tax may decrease the value of our securities following an initial business combination, or hinder our ability to consummate an initial business combination.
Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. Although we are a Cayman Islands company, the excise tax may apply in connection with redemptions or other repurchases that occur in connection with an initial business combination that involves our combination with a U.S. entity and/or our domestication as a U.S. corporation (a “Redemption Event”). In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete an initial business combination and could affect our ability to complete an initial business combination.

BACKGROUND
We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purpose, reorganization or similar business combination with one or more businesses or entities.
As of December 31, 2022, there are 18,975,000 Class A ordinary shares and 4,743,750 Class B ordinary shares issued and outstanding. As of December 31, 2022, there were 9,487,500 public warrants outstanding and 9,225,000 private placement warrants outstanding. Each whole warrant entitles its holder to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment. The warrants will become exercisable 30 days after the completion of an initial business combination, and will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, consolidations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.
A total of approximately $193,545,000 of the proceeds from the IPO and the simultaneous sale of the private placement warrants in a private placement transaction was placed in the trust account in the United States maintained by J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of an initial business combination; or (ii) the distribution of the proceeds in the trust account as described below. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may determine, in our discretion, to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in a bank deposit account, subject to the terms and conditions of the trust agreement. See the section entitled “Risk Factors—If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in a bank deposit account.”
Approximately $199 million was held in the trust account as of the record date. The mailing address of the Company’s principal executive office is 2 Wisconsin Circle, 7th Floor, Chevy Chase, MD 20815.

THE EXTRAORDINARY GENERAL MEETING
Date, Time and Place
The extraordinary general meeting of the Company will be held at the offices of Sidley Austin LLP located at 787 7th Avenue, New York, NY 10019 at 11:00 a.m., Eastern time, on June 2, 2023. Only shareholders who own ordinary shares as of the close of business on the record date will be entitled to attend the extraordinary general meeting.
Record Date and Voting Power
You will be entitled to vote or direct votes to be cast at the extraordinary general meeting, if you owned ordinary shares at the close of business on May 4, 2023, the record date for the extraordinary general meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company’s warrants do not carry voting rights.
At the close of business on the record date of the extraordinary general meeting, there were 18,975,000 Class A ordinary shares and 4,743,750 Class B ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal.
Votes Required
Approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, a Company shareholder’s failure to vote by proxy or online will mean that their shares are not counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Extension Amendment Proposal or the Founder Share Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal or the Founder Share Amendment Proposal.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, a Company shareholder’s failure to vote by proxy or online will mean their shares are not counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal and the Founder Share Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment Proposal and the Founder Share Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal and the Founder Share Amendment Proposal.

Proxies, Board Solicitation and Proxy Solicitor
Your proxy is being solicited by the Board on the proposals being presented to shareholders at the extraordinary general meeting. The Company has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the extraordinary general meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online if you are a holder of record of the Company’s ordinary shares. You may contact the proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: BOCN.info@investor.morrowsodali.com

PROPOSAL 1 – THE EXTENSION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend the amended articles of association to extend the date by which the Company has to consummate an initial business combination from the Termination Date to the Extended Date. The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete an initial business combination.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended articles of association, or if the Extension Amendment Proposal is approved and the extension is implemented but we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of such net interest to pay dissolution expenses and net of taxes paid or payable), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up.
We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal, in which case we will liquidate and dissolve in accordance with the amended articles of association if we do not complete an initial business combination by the Termination Date (as may be extended in accordance with the amended articles of association).
Reasons for the Extension Amendment Proposal
The amended articles of association provides that the Company has until the Termination Date to consummate an initial business combination. The purpose of the Extension Amendment Proposal is to allow us additional time to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.
The amended articles of association provides that the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof, is required to extend our corporate existence, except in connection with, and effective upon, consummation of an initial business combination. Additionally, the amended articles of associations provides for all public shareholders to have an opportunity to redeem their public shares in case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of the Company, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond the Termination Date to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination.
We believe that the foregoing amended articles of association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the amended articles of association. We also believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.

If the Extension Amendment Proposal is Not Approved
Shareholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, the Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended articles of association, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of such net interest to pay dissolution expenses and net of taxes paid or payable), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor, directors and officers will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares or the private placement warrants.
If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal is approved, the Company’s amended articles of association will be further amended as set forth in Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate an initial business combination by the Extended Date.
If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will: (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes paid or payable), divided by the number of then outstanding public shares; and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The remainder of such funds will remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Public shareholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved. The removal of the withdrawal amount in connection with the election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $199 million that was in the trust account as of the record date (as defined below) (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all. We will not proceed with the extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.
We reserve the right at any time not to submit to our shareholders the Extension Amendment, in which case we will liquidate and dissolve in accordance with the amended articles of association if we do not complete an initial business combination by the Termination Date (as may be extended in accordance with the amended articles of association).

If the Extension Amendment Proposal is approved, the Sponsor (or its affiliates or permitted designees) has agreed to contribute to the Company a loan of up to a maximum of $720,000 for a total of 12 one-month extensions until the Extended Date. The redemption amount per share at the meeting for such initial business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment. Below, as reference, is a table estimating the approximate per-share amount to be paid in connection with each one-month extension period, depending on the percentage of redemptions received in connection with the Extension Amendment. For example, if 50% of the public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $0.006 per share. If 15% of the public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $0.021 per share.
% of Redemptions at Extension	Shares Redeemed at Extension	Shares Remaining at Extension	Extension Contribution per Share per Month
25%	4,743,750	14,231,250	$0.004
40%	7,590,000	11,385,000	$0.005
50%	9,487,500	9,487,500	$0.006
60%	11,385,000	7,590,000	$0.008
75%	14,231,250	4,743,750	$0.013
85%	16,128,750	2,846,250	$0.021
Redemption Rights
If the Extension Amendment Proposal is approved, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
In connection with tendering your shares for redemption, prior to 5:00 p.m., Eastern time, on May 31, 2023 (two business days before the extraordinary general meeting), you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemption Team, Email: spacredemptions@continentalstock.com, or to deliver your share certificates (if any) and any redemption forms to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m., Eastern time, on May 31, 2023 (two business days before the extraordinary general meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the extraordinary general meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering share certificates physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m., Eastern time, on May 31, 2023 (two business days before the extraordinary general meeting) will not be redeemed for cash held in the trust account on the redemption date. In the event that a public shareholder tenders its share certificates and decides prior to the vote at the extraordinary general meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the extraordinary general meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares. Based upon the amount in the trust account as of the record date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $10.50 at the time of the extraordinary general meeting. The closing price of the Company’s Class A ordinary shares on the record date was $10.48.
If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m., Eastern time, on May 31, 2023 (two business days before the extraordinary general meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the extension.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent.
Vote Required for Approval
Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if an initial business combination has not been consummated by the Termination Date, the Company will be required by its amended articles of association to: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
Shareholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, the Board will abandon and not implement such amendment unless our shareholders approve the Extension Amendment Proposal.
Full Text of Resolution
The text of the proposed amendment to the amended articles of association of the Company is attached to this proxy statement in Annex A.
Interests of the Sponsor and the Company’s Directors and Officers.
When you consider the recommendation of the Board, you should keep in mind that the Sponsor and certain of the Company’s directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
the fact that our initial shareholders, Apollo and members of our management team hold 4,743,750 Class B ordinary shares and the Sponsor and Apollo hold 9,225,000 private placement warrants. In addition, certain of the Company’s directors and officers have beneficial interests in the Sponsor. All of such investments would expire worthless if an initial business combination is not consummated; on the other hand, if an initial business combination is consummated, such investments could earn a positive rate of return in the combined company, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased Class B ordinary shares for $25,000;

•
the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

•
the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of the Board are expected to continue to serve as directors at least through the date of the extraordinary general meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

The Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor, Apollo and certain of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 4,743,750 Class B ordinary shares, representing approximately 20.0% of the Company’s issued and outstanding ordinary shares. The Sponsor and the Company’s directors and officers do not intend to purchase Class A ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.
The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment is in the best interests of the Company. The Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

The amended articles of association states that if the Company’s shareholders approve an amendment to the amended articles of association that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete an initial business combination before the Termination Date, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares. We believe that this amended articles of association provision was included to protect the Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the amended articles of association.
In addition, the amended articles of association provides that the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, an initial business combination. We believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Because we continue to believe that an initial business combination would be in the best interests of the Company, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond the Termination Date to the Extended Date, in the event we cannot consummate an initial business combination by the Termination Date.
The Company is not asking you to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, in the event an initial business combination is approved and completed or the Company has not consummated another initial business combination by the Extended Date.
After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company.
Recommendation of the Board
The Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL 2 – THE FOUNDER SHARE AMENDMENT PROPOSAL
Overview
The Company is proposing to amend the amended articles of association to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of Class B ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing an initial business combination at the election of the holder.
Upon conversion of Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares converted from Class B ordinary shares will not be entitled to receive funds from the trust account through redemptions or otherwise pursuant to the terms of the Letter Agreement entered into by and among the Company, the Company’s initial shareholders Apollo and each of the Company’s officers and directors in connection with the IPO (the “Letter Agreement”). Additionally, the Class A ordinary shares converted from Class B ordinary shares will be subject to all of the restrictions applicable to Class B ordinary shares under the terms of the Letter Agreement.
Reasons for the Founder Share Amendment Proposal
The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.
If the Founder Share Amendment Proposal Is Not Approved
If the Founder Share Amendment Proposal is not approved, the holders of Class B ordinary shares will not be able to convert Class B ordinary shares to Class A ordinary shares prior to the completion of an initial business combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of Class A ordinary shares on the Nasdaq Global Market.
If the Founder Share Amendment Proposal Is Approved
The Founder Share Amendment is conditioned on the approval of the Extension Amendment Proposal. If both the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Company’s amended articles of association will be further amended to allow the holders of Class B ordinary shares to convert the Class B ordinary shares to Class A ordinary shares on a one-for-one basis at any point prior to the closing of an initial business combination at the election of the holder. The Company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date.
Vote Required for Approval
Approval of the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.
The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment Proposal will not be implemented if the Extension Amendment Proposal is not approved.
Full Text of the Resolution
The text of the proposed amendment to the amended articles of association of the Company is attached to this proxy statement in Annex B.
Recommendation of the Board
The Board unanimously recommends that our shareholders vote “FOR” the approval of the Founder Share Amendment Proposal.

PROPOSAL 3 – THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or where the board of directors of the Company has determined it is otherwise necessary or if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or where the board of directors of the Company has determined it is otherwise necessary. In no event will the Board adjourn the extraordinary general meeting beyond the Termination Date.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Founder Share Amendment Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
The Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their Class A ordinary shares redeemed for cash pursuant to the exercise of a right to redemption in connection with an election. This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold Class A ordinary shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:
•	banks, financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	S-corporations;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents of the United States;
•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;
•
partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding our securities through such partnerships or other pass-through entities; or

•	persons whose functional currency is not the U.S. dollar.
This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation or considerations under any applicable tax treaty.
We have not sought and do not intend to seek any rulings from the IRS as to any U.S. federal income tax consequence described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.
As used herein, the term “U.S. Holder” means a beneficial owner of Class A ordinary shares who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION TO REDEEM. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS, AS WELL AS ANY APPLICABLE TAX TREATY.
U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders
Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A ordinary shares are redeemed pursuant to an election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. The amount of gain or loss recognized by a U.S. Holder on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Class A ordinary shares so disposed of. The deductibility of capital losses is subject to certain limitations.
If the redemption does not qualify as a sale of Class A ordinary shares, it will be treated as a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends generally will be taxed at the lower applicable long-term capital gains rate only if our Class A ordinary shares are readily tradable on an established securities market in the United States (such as the Nasdaq) and certain holding period and other requirements are met, including that we are not treated as a PFIC during the taxable year in which the dividend is paid or in the preceding taxable year. It is unclear whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the applicable holding period requirements are not satisfied, a non-corporate U.S. Holder may be subject to tax on the dividend at regular ordinary income tax rates instead of the preferential income tax rate that applies to qualified dividend income. U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A ordinary shares. To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce the U.S. Holder’s basis in our Class A ordinary shares, but not below zero, and then will be treated as gain from the sale of our Class A ordinary shares. After the application of these rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.
Whether a redemption pursuant to an election qualifies for sale treatment will depend largely on the total number of our Class A ordinary shares treated as held by the U.S. Holder (including any Class A ordinary shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to an initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our Class A ordinary shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our Class A ordinary shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours (including as a result of owning warrants). The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.
If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code, and as to the allocation of remaining tax basis.
Passive Foreign Investment Company (“PFIC”) Rules
A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable years ending December 31, 2021 and December 31, 2022, and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2023. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares, which would include a redemption pursuant to an election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A ordinary shares), which may include a redemption pursuant to an election if such redemption is treated as a corporate distribution under the rules discussed above. Under these rules:
•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A ordinary shares;
•
the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Election
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the QEF election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
If a U.S. Holder has made a QEF election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.
Mark-to Market election
If we are a PFIC and our Class A ordinary shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A ordinary shares, makes a mark-to-market election with respect to such shares for such taxable year. If a U.S. Holder has made a mark-to-market election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, any gain recognized as a result of a redemption of our Class A ordinary shares pursuant to an election will be treated as ordinary income.
The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our Class A ordinary shares under their particular circumstances.
The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A ordinary shares should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.
Information Reporting and Backup Withholding
Proceeds of a redemption of our Class A ordinary shares pursuant to an election may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.
THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS FOR GENERAL INFORMATION PURPOSES ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A U.S. HOLDER’S PARTICULAR SITUATION. U.S. HOLDER’S ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE TAX CONSEQUENCES UNDER ANY STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS, AS WELL AS ANY APPLICABLE TAX TREATY.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s ordinary shares, by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;
•	each of our executive officers and directors that beneficially owns ordinary shares; and
•	all our executive officers and directors as a group.
As of the record date, there were 18,975,000 Class A ordinary shares and 4,743,750 Class B ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.
	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned(2)	Percentage of Outstanding Class A Ordinary Shares	Number of Class B Ordinary Shares Beneficially Owned(2)	Percentage of Outstanding Class B Ordinary Shares	Approximate Percentage of Outstanding Ordinary Shares
Blue Ocean Sponsor LLC(3)	—	—	4,328,750	91.2%	18.3%
Marcus Brauchli(3)	—	—	4,328,750	91.2%	18.3%

Sean Glodek	—	—	—	—	—
Norman Pearlstine	—	*	25,000	*	—
Joel Motley	—	*	30,000	*	*
Matt Goldberg	—	*	30,000	*	*
Priscilla Han	—	*	30,000	*	*
All executive officers and directors as a group (six individuals)	—	*	4,443,750	93.7%	18.7%

Other 5% Shareholders:
Highbridge Capital Management, LLC(4)	1,370,972	7.2%	—	—	5.3%
Apollo SPAC Fund I, L.P.	1,895,602	8.0%	175,000	3.7%	8.7%
Calamos Market Neutral Income Fund	1,250,000	6.6%	—	—	5.3%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of our shareholders is 2 Wisconsin Circle, 7th Floor Chevy Chase, MD 20815.
(2)
Interests shown consist solely of Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of an initial business combination, or earlier at the option of the holder thereof, as described in the section entitled “Description of Securities” in our final IPO prospectus filed with the SEC on December 6, 2021.

(3)
Blue Ocean Sponsor LLC is the record holder of 4,328,750 shares reported herein. Marcus Brauchli is the manager of Blue Ocean Sponsor LLC. As such, Marcus Brauchli may be deemed to have beneficial ownership of the Class B ordinary shares held directly by Blue Ocean Sponsor LLC. Marcus Brauchli disclaims beneficial ownership over any securities owned by Blue Ocean Sponsor LLC in which he does not have any pecuniary interest.

(4)
This information is based solely on a Schedule 13G filed December 17, 2021, with the SEC with respect to Class A ordinary shares held as of December 31, 2021, Highbridge Capital Management, LLC has shared voting and dispositive power as to 1,370,972 Class A ordinary shares and each of Highbridge Tactical Credit Master Fund, L.P. and Highbridge SPAC Opportunity Fund, L.P. also have shared voting and dispositive power as to 1,172,601 Class A ordinary shares held by Highbridge Capital Management, LLC.

(5)
This information is based upon its Schedule 13G filed February 8,2022, with the SEC with respect to Class A ordinary shares held as of December 31, 2021, Calamos Market Neutral Income has sole voting and dispositive power as to 1,250,000 Class A ordinary shares.

The table above does not include the ordinary shares underlying the private placement warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of the record date for the extraordinary general meeting.

SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that the 2023 annual meeting of shareholders will be held no later than December 31, 2023. If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying initial business combination on or before the Termination Date, there will be no annual meeting in 2023.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•	If the shares are registered in the name of the shareholder, the shareholder should contact us at (240) 235-5049 to inform us of his or her request; or
•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.
WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the extraordinary general meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: BOCN.info@investor.morrowsodali.com
You may also obtain these documents by requesting them from the Company at:
Blue Ocean Acquisition Corp
2 Wisconsin Circle,
7th Floor
Chevy Chase, MD 20815
(240) 235-5049
If you are a shareholder of the Company and would like to request documents, please do so by May 26, 2023, in order to receive them before the extraordinary general meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A
PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
BLUE OCEAN ACQUISITION CORP
“RESOLVED, as a special resolution that:
Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:
49.7
In the event that the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 21 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;
(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law. Notwithstanding the foregoing or any other provision of the Articles, without approval of the Members, the Directors may, if requested by the Sponsor and upon five days advance notice prior to the applicable deadline, extend the period of time to consummate a Business Combination by up to 12 times, each by an additional one month (each, a “Paid Extension Period”), subject to the Sponsor, or its Affiliates or permitted designees, depositing in proceeds into the Trust Account on or prior to the date of the applicable deadline, the lesser of (a) an aggregate of US$60,000 or (b) US$0.035 per Public Share that remains outstanding and is not redeemed prior to any such one-month extension.”
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Annex B
PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
BLUE OCEAN ACQUISITION CORP
RESOLVED, as a special resolution that, subject to and conditional upon the approval of the replacement of Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association immediately prior to the consideration of this resolution:
Article 49.10 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:
Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:
(a)	receive funds from the Trust Account; or
(b)	vote as a class with Public Shares on a Business Combination.
B-1

Annex C
BLUE OCEAN ACQUISITION CORP
2 Wisconsin Circle,
7th Floor
Chevy Chase, MD 20815
(240) 235-5049
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JUNE 2, 2023
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated May 16, 2023 and proxy statement, dated May 16, 2023, in connection with the extraordinary general meeting of Blue Ocean Acquisition Corp (the “Company”) to be held at the offices of Sidley Austin LLP located at 787 7th Avenue, New York NY 10019 at 11:00 a.m., Eastern time, on June 2, 2023 (the “extraordinary general meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Richard Leggett and Stuart Karle (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the extraordinary general meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.
PLEASE SIGN, DATE and RETURN THIS PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 – THE EXTENSION AMENDMENT PROPOSAL, “FOR” PROPOSAL 2 – THE FOUNDER SHARE AMENDMENT PROPOSAL AND “FOR” PROPOSAL 3 – THE ADJOURNMENT PROPOSAL, IF PRESENTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.
Important Notice Regarding the Availability of Proxy Materials for the extraordinary general meeting of Shareholders to be held on June 2, 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/boacquisition/2023.
Proposal 1 – The Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated memorandum and articles of association to: (a) extend the date by which the Company must (i) consummate an initial business combination; (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the public shares from the June 7, 2023 to June 7, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to 12 times by an additional one month each time, unless the closing of an initial business combination has occurred; provided that the Company’s sponsor (or its affiliates or permitted designees) will deposit into the trust account necessary funds for each such one-month extension period; and (b) cancel the automatic three-month extension period in the amended and restated memorandum and articles of association to which the Company was entitled upon entering into a definitive agreement with respect to an initial business combination within the 18-month period from the consummation of the IPO.
	☐	☐	☐

C-1

Proposal 2 – The Founder Share Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated memorandum and articles of association to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder.
	☐	☐	☐

Proposal 3 – The Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Founder Share Amendment Proposal or if the Board of Directors of the Company determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.
	☐	☐	☐
Dated: ,2023

Shareholder’s Signature

Shareholder’s Signature
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
C-2